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                                                                   EXHIBIT 23.3



                         [KPMG PEAT MARWICK LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Apria Healthcare Group Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG PEAT MARWICK LLP

Orange County, California
November 7, 1996